                                    GUARANTY



For a valuable consideration, receipt of which is hereby acknowledged, the undersigned, EMERITUS CORPORATION, a Washington corporation (hereinafter called "Guarantor"), absolutely, unconditionally and irrevocably guarantees (a) payment to GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (hereinafter called "Creditor") at the address designated in the Note (as hereinafter defined) for payment thereofor as such address may be changed as provided in the Note of all indebtedness of RIDGELAND ASSISTED LIVING, LLC, a Washington limited liability company (hereinafter called "Debtor") to Creditor under the promissory note dated of even date herewith, in the original principal amount of Five Million Six Hundred Thousand and No/100 Dollars ($5,600,000.00), payable to the order of Creditor, and all modifications, renewals and extensions (including, without limitation, compromises, accelerations or otherwise changing the rate of interest) of and substitutions for said promissory note [said promissory note and all modifications, renewals and extensions thereof (including, without limitation, compromises, accelerations or otherwise changing the rate of interest) and all substitutions therefor hereinafter called the "Note"], together with all interest, attorneys' fees and collection costs provided in the Note, and all indebtedness under and pursuant to the Deed of Trust, Mortgage and Security Agreement (hereinafter called the "Deed of Trust") securing the payment of the Note, and all other instruments evidencing, governing, securing or pertaining to such indebtedness and obligations (all such indebtedness hereinafter called the "Indebtedness"); (b) performance fully and promptly when due of all of the covenants, agreements and other obligations undertaken by Debtor in respect of the Note and the Deed of Trust and all other instruments evidencing, securing and/or relating to the loan evidenced by the Note, including without limitation, the Loan Agreement of even date herewith between Debtor and Creditor relating to the indebtedness evidenced by the Note (the "Loan Agreement") (such covenants, agreements and other obligations hereinafter called the "Obligations"); and (c) payment of any and all costs, attorneys' fees and expenses incurred or expended by Creditor in collecting any of the Indebtedness or due to any default in the performance of the Obligations or in enforcing any right granted hereunder.

To the extent permitted by applicable law, Guarantor expressly waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of the Indebtedness, notice of intention to accelerate the maturity of the Indebtedness or any part thereof, notice of acceleration of the maturity of the Indebtedness or any part thereof, notice of disposition of collateral, the defense of impairment of collateral, the right to a commercially reasonable sale of collateral, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. Creditor shall be under no obligation to notify Guarantor of its acceptance hereof or of any advances made or credit extended on the faith hereof or the failure of Debtor to pay any of the Indebtedness as it matures or any default in the performance of any of the Obligations, or to use diligence in preserving the liability of any person on the Indebtedness or the Obligations or in bringing suit to enforce collection of the Indebtedness or performance of the Obligations. To the extent permitted by applicable law, Guarantor waives all defenses given to sureties or guarantors at law or in equity other than the actual payment of the Indebtedness and performance of the Obligations and all defenses

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based upon questions as to the validity, legality or enforceability of the
Indebtedness and/or the Obligations and agrees that Guarantor shall be primarily liable hereunder. Further, Guarantor, to the extent permitted by applicable law, waives any defense based upon or arising out of a defense of Debtor or any other person to recovery by Creditor of, or the unavailability to Creditor of, a deficiency after nonjudicial sale of real or personal property.

Creditor, without authorization from or notice to Guarantor and without impairing, modifying, changing, releasing, limiting or affecting the liability of Guarantor hereunder, may from time to time at its discretion and with or without valuable consideration, alter, compromise, accelerate, renew, extend or change the time or manner for the payment of any or all of the Indebtedness, increase or reduce the rate of interest thereon, take and surrender security, exchange security by way of substitution, or in any way it deems necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate security, add or release or discharge endorsers, guarantors, or other obligors, make changes of any sort whatever in the terms of payment of the Indebtedness, in the Obligations or in the manner of doing business with Debtor, or settle or compromise with Debtor or any other person or persons liable on the Indebtedness or the Obligations on such terms as it may see fit, and may apply all moneys received from the Debtor or others, or from any security held (whether held under a security instrument or not), in such manner upon the Indebtedness (whether then due or not) as it may determine to be in its best interest, without in any way being required to marshal securities or assets or to apply all or any part of such moneys upon any particular part of the Indebtedness. It is specifically agreed that Creditor is not required to retain, hold, protect, exercise due care with respect thereto, perfect security interests in or otherwise assure or safeguard any security for the Indebtedness; no failure by Creditor to do any of the foregoing and no exercise or nonexercise by Creditor of any other right or remedy of Creditor shall in any way affect any of Guarantor's obligations hereunder or any security furnished by Guarantor or give Guarantor any recourse against Creditor.

The liability of Guarantor hereunder shall not be modified, changed, released, limited or impaired in any manner whatsoever on account of any or all of the following: (a) the incapacity, death, disability, dissolution or termination of Guarantor, Debtor, Creditor or any other person or entity; (b) the failure by Creditor to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Debtor or any other person or entity; (c) recovery from Debtor or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (d) any defenses (except payment of the Indebtedness and performance of the Obligations), set-offs or counterclaims which may be available to Debtor or any other person or entity;
(e) any transfer or transfers of any of the property covered by the Deed of Trust or any other instrument securing the payment of the Note; (f) any release of Debtor, any co-guarantor or any other person (other than Guarantor) primarily or secondarily liable for the payment or the Indebtedness or the performance of the Obligations or any part thereof; (g) any modifications, extensions, amendments, consents, releases or waivers with respect to the Note, the Deed of Trust, any other instrument now or hereafter securing the payment of the Note, or this Guaranty; (h) any failure of Creditor to give any notice to Guarantor of any default under the Note, the Deed of Trust, any other instrument securing the payment of the Note, or this Guaranty (except to the extent any such notice is required pursuant to

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the Guaranty or is required by applicable law and cannot validly be waived by
Guarantor); (i) Guarantor is or becomes liable for any indebtedness owing by Debtor to Creditor other than under this Guaranty; or (j) any impairment, modification, change, release or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Debtor, its property, or its estate in bankruptcy resulting from the operation of any present or future provision o t-the Federal Bankruptcy Code (hereinafter called the "Bankruptcy Code") or other similar Federal or state statute, or from the decision of any court.

Except for any requirements of applicable law that cannot validly be waived by Guarantor, Creditor shall not be required to pursue any other remedies before invoking the benefits of the guaranties contained herein, and specifically it shall not be required to make demand upon or institute suit or otherwise pursue its remedies against Debtor or any surety other than Guarantor or to proceed against or give credit for any security now or hereafter existing for the payment of any of the Indebtedness. Creditor may maintain an action on this Guaranty without joining Debtor therein and without bringing a separate action against Debtor.

If for any reason whatsoever other than payment and performance (including but not limited to ultra vires, lack of authority, illegality, force majeure, act of God or impossibility) the Indebtedness or the Obligations cannot be enforced against Debtor, such unenforceability shall in no manner affect the liability of Guarantor hereunder and Guarantor shall be liable hereunder notwithstanding that Debtor may not be liable for such Indebtedness or such Obligations and to the same extent as Guarantor would have been liable if such Indebtedness or Obligations had been enforceable against Debtor.

Guarantor absolutely and unconditionally covenants and agrees that in the event that Debtor does not or is unable so to pay the Indebtedness or perform the Obligations for any reason, including, without limitation, liquidation, dissolution, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, sale of all or substantially all assets, reorganization, arrangement, composition, or readjustment of, or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of Debtor, or the disaffirmance or termination of any of the Indebtedness or Obligations in or as a result of any such proceeding, Guarantor shall pay the Indebtedness and perform the Obligations and no such occurrence shall in any way affect Guarantor's obligations hereunder.

Should the status of Debtor change, this Guaranty shall continue and also cover the lndebtedness and Obligations of Debtor under the new status according to the terms hereof.

In the event any payment by Debtor to Creditor is held to constitute a preference under the bankruptcy laws, or if for any other reason Creditor is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to Creditor shall not constitute a release o f Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Creditor upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

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Except for any requirements of applicable law that cannot validly be waived by
Guarantor, Guarantor agrees that it shall not have (a) the right to the benefit of, or to direct the application of, any security held by Creditor (including the property covered by the Deed of Trust and- any other instrument securing the payment of the Note), any right to enforce any remedy which Creditor now has or hereafter may have against Debtor, or any right to participate in any security now or hereafter held by Creditor, or (b) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Debtor or against any security resulting from the exercise or election of any remedies by Creditor (including the exercise of the power of sale under the Deed of Trust), or any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation, from any cause, of the liability of Debtor.

The payment by Guarantor of any amount pursuant to this Guaranty shall not in any way entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or any proceeds thereof, or any security therefor, unless and until the full amount owing to Creditor on the Indebtedness has been fully paid, but when the same has been fully paid Guarantor shall be subrogated as to any payments made by it to the rights of Creditor as against Debtor and/or any endorsers, sureties or other guarantors.

Guarantor expressly subordinates its rights to payment of any indebtedness owing from Debtor to Guarantor, whether now existing or arising at any time in the future, to the prior right of Creditor to receive or require payment in full of the Indebtedness and until payment in full of the Indebtedness (and including interest accruing on the Note after any petition under the Bankruptcy Code, which post-petition interest Guarantor agrees shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Debtor to Guarantor or any security for such indebtedness. If Guarantor should receive any such payment, satisfaction or security for any indebtedness of Debtor to Guarantor, Guarantor agrees forthwith to deliver the same to Creditor in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness and until so delivered, agrees to hold the same in trust for Creditor.

Notwithstanding anything to the apparent contrary contained herein, Guarantor does not herein expressly or impliedly waive or release any rights of subrogation that Guarantor may have against Debtor (except as same are expressly subordinated as provided herein), rights of contribution that Guarantor may have against any other guarantor of, or other person secondarily liable for, the payment of the Indebtedness or performance of the Obligations or rights of reimbursement that Guarantor may have as against Debtor (except as same may be limited herein).

It is the intent of Guarantor and Creditor in the execution and acceptance of this Guaranty to contract in strict compliance with applicable usury law. In furtherance thereof, Guarantor and Creditor stipulate and agree that none of the terms and provisions contained in this Guaranty, or in any other instrument now or hereafter executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of

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the maximum interest rate permitted to be charged by applicable law; Guarantor shall never be obligated or required to pay interest on the Indebtedness at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Guaranty, and any other instruments now or hereafter executed in connection herewith or any other oral or written agreement which may be in apparent conflict herewith. Creditor expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Indebtedness is accelerated. If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the end of the term of the Note, and as a result thereof the interest received from Guarantor for the actual period of existence of the loan evidenced by the Note exceeds the amount of interest at the applicable maximum lawful rate under applicable law, Creditor shall, at its option, either refund to Guarantor the amount of such excess or credit the amount of such excess against the principal balance of the Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Creditor shall contract for, charge or receive any amount or amounts and/or any other thing of value from Guarantor which are determined to constitute interest which would increase the effective interest rate on the Indebtedness to a rate in excess of that permitted to be charged by applicable law, all such amounts determined to constitute interest in excess of the lawful rate shall, upon such determination, at the option of Creditor, be either immediately returned to Guarantor or credited against the principal balance of the Note then outstanding, in which event any and all penalties of ary kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Guaranty, Guarantor acknowledges that Guarantor believes the Indebtedness to be non-usurious and agrees that if, at any time, Guarantor should have reason to believe that the Indebtedness is in fact usurious, Guarantor will give Creditor notice of such condition and Guarantor agrees that Creditor shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this paragraph shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

Guarantor hereby represents, warrants and covenants to and with Creditor as follows: (a) Guarantor is solvent, is not bankrupt and has no outstanding liens, garnishments, bankruptcies or court actions which could render guarantor insolvent or bankrupt, and there has not been filed by or against Guarantor a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Guarantor or any substantial portion of Guarantor's property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under the Bankruptcy Code or any state law; (b) all reports, financial statements and other financial and other data which have been or may hereafter be furnished by Guarantor to Creditor in connection with this Guaranty are or shall be true and correct in all material respects and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading and do or shall fairly represent the financial condition of Guarantor as of the dates and the results of Guarantor's operations for the periods for which the same are furnished, and no material adverse

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change has occurred since the dates of such reports, statements and other data in the financial condition of Guarantor; (c) the execution, delivery and performance of the Guaranty do not contravene, result in the breach of or constitute a default under any mortgage, deed of trust, lease, promissory note, loan agreement or other contract or agreement to which Guarantor is a party or by which Guarantor or any of its properties may be bound or affected and do not violate or contravene any law, order, decree, rule or regulation to which Guarantor is subject; (d) there are no judicial or administrative actions, suits or proceedings pending or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor or involving the validity, enforceability or priority of this Guaranty; (e) Guarantor is duly incorporated and legally existing under the laws of the state of its incorporation; (this Guaranty constitutes 'he legal, valid and binding obligation of Guarantor enforceable in accordance with its terms; and (g) the execution and delivery of, and performance under, this Guaranty are within Guarantor's powers and have been duly authorized by all requisite action and are not in contravention of the powers of Guarantor's charter, by-laws or other corporate papers.

Guarantor will deliver to Creditor within ninety (90) days after the close of each fiscal year of Guarantor: (a) a statement of condition or balance sheet of Guarantor as at the end of such fiscal year; (b) an annual operating statement showing in reasonable detail all income and expenses of Guarantor for such fiscal year; (c) a cash flow statement showing in reasonable detail all cash flow of Guarantor for such fiscal year; and (d) a projected cash flow statement showing in reasonable detail all projected cash flow, for the then current fiscal year. Al1 of the foregoing shall be in scope and detail satisfactory to Creditor and any or all of the foregoing shall be furnished quarterly, in addition to annually, upon request of Creditor. The statements in (a), (b) and
(c) above shall be certified as to accuracy by an independent certified public accountant or, with the consent of Creditor, by a representative of Guarantor acceptable to Creditor. The statement described in (d) above shall contain a representation or certification in form satisfactory to Creditor from a representative of Guarantor acceptable to Creditor.

Where two or more persons or entities have executed this Guaranty, unless the context clearly indicates otherwise, all references herein to "Guarantor" shall mean the guarantors hereunder or either or any of them. All of the obligations and liability of said guarantors hereunder shall be joint and several. Suit may be brought against said guarantors, jointly and severally, or against any one or more of them, less than all, without impairing the rights of Creditor against the other or others of said guarantors; and Creditor may compound with any one or more of said guarantors for such sums or sum as it may see fit and/or release such of said guarantors from all further liability to Creditor for such indebtedness without impairing the right of Creditor to demand and collect the balance of such indebtedness from the other or others of said guarantors not so compounded with or released; but it is agreed among said guarantors themselves, however, that such compounding and release shall in nowise impair the rights of said guarantors as among themselves.

The rights of Creditor are cumulative and shall not be exhausted by its exercise of any of its rights hereunder or otherwise against Guarantor or by any number of successive actions until and unless all Indebtedness has been paid, all Obligations have been performed and each of the

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obligations of Guarantor hereunder has been performed. The existence of this
Guaranty shall not in any way diminish or discharge the rights of Creditor under any prior or future guaranty agreement executed by Guarantor.

All property of Guarantor now or hereafter in the possession or custody of or in transit to Creditor for any purpose, including safekeeping, collection or pledge, for the account of Guarantor, or as to which Guarantor may have any right or power, shall be held by Creditor subject to a lien and security interest in favor of Creditor to secure payment and performance of all obligations and liabilities of Guarantor to Creditor hereunder. The balance of every account of Guarantor with, and each claim of Guarantor against, Creditor existing from time to time shall be subject to a lien and subject to set-off against any and all liabilities of Guarantor to Creditor, and Creditor may, at any time and from time to time at its option and without notice, appropriate and apply toward the payment of any of such liabilities the balance of each such account or claim of Guarantor against Creditor.


Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) prepaid telegram, telex or telecopy, sent to the intended addressee at the address shown below, or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCURDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO TEXAS' PRINCIPLES OF CONFLICTS OF LAW) AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS, AND GUARANTOR HEREBY AGREES AND CONSENTS THAT. IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL RETURN RECEIPT REOUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS OF GUARANTOR FOR THE GIVING OF NOTICES HEREUNDER AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

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Guarantor hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Creditor in connection with this Guaranty or any of the loan documents, any and every-right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein (other than a compulsory counterclaim) and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit Guarantor from instituting or maintaining a separate action against Creditor with respect to any asserted claim.

This Guaranty may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

This Guaranty may only be modified, waived, altered or amended by a written instrument or instruments executed by the party against which enforcement of said action is asserted. Any alleged modification, waiver, alteration or amendment which is not so documented shall not be effective as to any party.

The terms, provisions, covenants and conditions hereof shall be binding upon Guarantor and the heirs, devisees, representatives, successors and assigns of Guarantor and shall inure to the benefit of Creditor and all transferees, credit participants, successors, assignees and/or endorsees of Creditor. Within this Guaranty, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

EXECUTED as of the 28th day of December, 1998.

EMERITUS CORPORATION, a Washington corporation

By: /s/ Kelly J. Price
----------------------------
Name: Kelly J. Price
Title: Vice President of Finance

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The address of Guarantor is:

3131 Elliott Avenue, Suite 500
Seattle, Washington 98121

The address of Creditor is:


8333 Douglas Avenue
Dallas, Texas 75225
Attention: Commercial Real Estate
           Lending Division





THE STATE OF WASHINGTON

COUNTY OF KING

This instrument was acknowledged before me on December 28, 1998, by Kelly Price of Emeritus Corporation, a Washington corporation, on behalf of said corporation.


/s/ Amy McIntyre
----------------------------------
Notary Public, State of Washington
Amy McIntyre
(print name)



My Commission Expires:

06/20/01



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